                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2008

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                      1-14120                 52-1611421
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING RULE OR
STANDARD; TRANSFER OF LISTING

(b)      Notice of Compliance

     On February 1, 2008,  Blonder  Tongue  Laboratories,  Inc. (the  "Company")
notified the American Stock  Exchange  ("Amex") that, as of February 1, 2008, it believes it has regained  compliance with Sections 121(A) and 802(a) of the Amex
Company Guide,  each of which requires that at least a majority of the Company's
Board of Directors be comprised of independent  directors.  The Company believes it has regained  compliance with such Sections due to the resignation of John E.
Dwight as a director  and the  election by the Board of  Directors of Anthony J.
Bruno to fill the vacancy created  thereby.  The Company's Board of Directors is now comprised of seven (7) directors, four (4) of which are independent.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)      Resignation of Director

     On January 30, 2008,  John E. Dwight notified the Board of Directors of the
Company that he will resign as a Class I Director of the Company effective as of
February 1, 2008.  Mr.  Dwight noted that his decision was for personal  reasons and not due to any  disagreement  with the Company on any matter relating to the
Company's operations,  policies or practices.  Mr. Dwight has been a director of the Company since  December 1995. Mr. Dwight is also an employee of the Company, serving as the  Assistant  to the  Company's  Chief  Executive  Officer and will continue such employment.

(d)      Election of a New Director

     On January 30, 2008, the Board of Directors of the Company  elected Anthony
J. Bruno as a director of the  Company,  effective  as of February 1, 2008.  Mr.
Bruno will fill the  vacancy  on the Board  created  by  resignation  of John E.
Dwight, as discussed above. Mr. Bruno will join the Board as a Class I director.
The Board of Directors  also  appointed Mr. Bruno to the Audit  Committee of the
Board of Directors, effective as of February 1, 2008.

     In  connection  with his  election  as a director,  the Board of  Directors granted Mr. Bruno, effective as of February 1, 2008, an option to purchase 9,167 shares of the  Company's  common stock (such number being equal to the pro-rated number of shares  granted  under  stock  options  by the  Company to each of its non-employee  directors for 2008).  The stock option will become  exercisable on
February 1, 2009 and will expire on January 31, 2018.  The exercise price of the stock  option  will be the higher of the fair  market  value  (equal to the mean average of the high and low selling  prices as reported  on the  American  Stock
Exchange) of the Company's  common stock on either  February 1, 2008,  the grant date, or the second  trading day following the date of public  disclosure of the
Company's financial results for the fiscal year ended December 31, 2007.

     As a  non-employee  director,  Mr.  Bruno will also  receive  the  standard director fees for  non-employee  directors,  which include an annual retainer in the amount  $15,000 (such amount being  pro-rated to $13,750 for 2008), a fee of
$1,000  for each  Board  meeting  attended  in person  ($500 if  attendance  was telephonic)  and a fee of $600 for each  committee  meeting  attended  in person
($300 if attendance  was  telephonic or if attending on the same date as a Board meeting).

(e)      Criteria under Bonus Plan

     On January 30, 2008, the  Compensation  Committee of the Board of Directors
of the  Company  determined  that  the  following  executive  officers  will  be participants in the Blonder Tongue  Executive  Officer Bonus Plan for the fiscal year ending December 31, 2008 ("Bonus Year"): Peter Daly, Alan Horvath, James A.
Luksch, Kant Mistry, Emily Nikoo, Robert J. Palle, Jr., Eric Skolnik, and Norman
Westcott.

     These  participants  will be entitled to share in a Bonus Pool based upon a subjectively  determined  allocation,  which has not yet been  finalized  by the
Compensation  Committee.  The  Bonus  Pool will be equal to the sum of (i) forty percent  (40%) of the first  $1,000,000  (or portion  thereof) of the  Company's pre-tax income,  plus (ii) twenty percent (20%) of the Company's pre-tax income, in excess of $1,000,000,  but less than or equal to  $2,000,000,  plus (iii) ten percent (10%) of the Company's pre-tax income,  in excess of $2,000,000,  all as set forth on the Company's audited  financial  statements for the Bonus Year (in all cases  calculated  before  taking  into  account  any accrual for such Bonus
Pool); provided, however, that in no event will the Bonus Pool exceed the sum of the Base Salary (as defined below) of all  participants,  in the aggregate.  The maximum bonus that may be paid to any participant, regardless of the size of the
Bonus  Pool,  is 100% of the  participant's  base  salary as of January 1 in any
Bonus Year  ("Base  Salary").  Also,  no bonus  will be paid to any  participant unless the Bonus Pool equals or exceeds $90,000.

Named Executive Officer Salary Adjustments

     On January 30, 2008, the  Compensation  Committee of the Board of Directors
of the Company  determined  to increase the base salary for certain of its named executive officers as set forth below:

      NAME                 2007 SALARY       ADJUSTMENT           2008 SALARY
  Kant Mistry               $164,000          $3,000               $167,000
  Eric Skolnik              $150,000          $6,000               $156,000

     As disclosed above, Messrs. Mistry and Skolnik will each participate in the
Blonder Tongue Executive  Officer Bonus Plan for the fiscal year ending December
31, 2008 and will be eligible to  participate  in such  Executive  Officer Bonus
Plan with all other  executive  officers of the  Company in future  years to the extent determined by the Compensation Committee of the Board of Directors.  From
time to time, as determined by the Compensation  Committee,  Messrs.  Mistry and
Skolnik may be granted  equity-based  awards,  including stock purchase options, stock appreciation rights or stock awards.

ITEM 7.01.  REGULATION FD DISCLOSURE.

(1)       On January 30, 2008, the Board of Directors of the Company established the meeting date for the 2008 Annual  Meeting of  Shareholders.  The 2008 Annual
Meeting will be held at 10:00 a.m. on Wednesday,  May 21, 2008. Please note that only owners of record of the Company's  common stock at the close of business on
March 31,  2008  will be  entitled  to notice of and to vote at the 2008  Annual
Meeting or any adjournments or postponements thereof.

     (2) On February 5, 2008, the Company issued a press release announcing that the Company believes it has regained  compliance with the Amex continued listing standards,  the  resignation  of Mr.  Dwight as a director of the  Company,  the election by the Board of  Directors  of Mr.  Bruno as a director of the Company, and the date of the 2008 Annual  Meeting of  Shareholders.  The press release is attached  hereto  as  Exhibit  99.1 and is  incorporated  into this Item 7.01 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

Exhibit Number             Description
Exhibit 99.1               Press Release dated February 5, 2008.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and Chief
                                         Financial Officer

Date: February 5, 2008

                                  EXHIBIT INDEX

Exhibit Number                      Description
Exhibit 99.1                        Press Release dated February 5, 2008.